                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Norman H. Gurwitz and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated:   July 27, 2000                         /s/ Jeffrey H. Smulyan
                                               ----------------------
                                               Jeffrey H. Smulyan

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Norman H. Gurwitz, and J. Scott Enright, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys- in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated:   July 27, 2000                         /s/  Frank V. Sica
                                               ------------------
                                               Frank V. Sica

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Norman H. Gurwitz, and J. Scott Enright, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys- in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated:   July 27, 2000                         /s/  Lawrence B. Sorrel
                                               -----------------------
                                               Lawrence B. Sorrel

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Norman H. Gurwitz, and J. Scott Enright, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys- in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated:   July 27, 2000                         /s/  Richard A. Leventhal
                                               -------------------------
                                               Richard A. Leventhal

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Norman H. Gurwitz, and J. Scott Enright, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys- in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.



Dated:   July 31, 2000                         /s/  Gary L. Kaseff
                                               -------------------
                                               Gary L. Kaseff

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Norman H. Gurwitz, and J. Scott Enright, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys- in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.



Dated:   July 28, 2000                         /s/  Greg A. Nathanson
                                               ----------------------
                                               Greg A. Nathanson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Norman H. Gurwitz, and J. Scott Enright, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Class A Common Stock (the "Securities") of Emmis Communications Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys- in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.



Dated:   July 27, 2000                         /s/  Walter Z. Berger
                                               ---------------------
                                               Walter Z. Berger